                                                                    Exhibit 10.1
                                     (form for executive officers and directors)

                                ____________ 2005

Confluence Acquisition Partners I, Inc.
12444 Powerscourt Drive
Suite 225
St. Louis, MO 63131

Dawson James Securities, Inc.
925 South Federal Highway, 6th Floor
Boca Raton, FL  33432

Roth Capital Partners, LLC
24 Corporate Plaza
Newport Beach, CA 92660

Re: Initial Public Offering

Gentlemen:

      The undersigned officer and/or director of Confluence Acquisition Partners I, Inc. (the "Company"), in consideration of Dawson James Securities, Inc. and Roth Capital Partners, LLC (the "Underwriters") entering into a letter of intent (the "Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

      1. Until a Business Combination is consummated by the Company, the undersigned will vote all shares of the Company's common stock beneficially owned by him either for or against the Business Combination as determined by the majority of the votes cast by the holders of the IPO Shares in connection with the vote by the Company's stockholders relating to the approval of any Business Combination.

      2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (the "Effective Date") of the registration statement (the "Registration Statement") relating to the IPO (or 24 months from the Effective Date under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable thereafter. The undersigned relinquishes and waives any and all rights he may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to any Insider Shares beneficially owned by him.

      3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business in the healthcare industry, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned has as of the date hereof.

      4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination that involves a company which is directly or indirectly affiliated with any of the Company's officers or directors unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to the Underwriters that the Business Combination is fair to the then holders of the IPO Shares from a financial perspective.

      5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive and will not accept, directly or indirectly, any compensation for services rendered to the Company prior to the consummation of Business Combination by the Company; provided that, commencing on the Effective Date, Confluence Acquisition, LLC, a limited liability company ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, up to $7,500 per month, to compensate it for the Company's use of Related Party's offices, utilities and personnel. The undersigned shall also be entitled to reimbursement from the Company for his reasonable out-of-pocket expenses, to the extent incurred upon the request of the Company, in connection with seeking and consummating a Business Combination involving the Company.

      6. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive or accept, directly or indirectly, a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination involving the Company.

      7. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer & Trust Company as escrow agent.

      8. The undersigned agrees to serve as the _______________________ and as a Director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and the Underwriters included in the Registration Statement on Form S-1 is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The undersigned's Questionnaire furnished to the Company and the Underwriters is true and accurate in all respects. The undersigned represents and warrants that:

            (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

            (b) he has never been convicted of or pleaded guilty to any crime
(i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

            (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

      9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as an officer and/or director of the Company.

      10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to the Underwriters and their legal representatives or agents (including any investigative search firm retained by the Underwriters) any information they may have about my background and finances (the "Information"). Neither the Underwriters nor their agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

      11. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.

      12. As used herein,

                  (i) "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;

                  (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO;

                  (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO;

                  (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO whether held by the initial purchaser or any subsequent transferee; and

                  (v) "Questionnaire" means that Questionnaire for Officers and Directors executed by the undersigned together with any supplement or amendment thereto.

                                                  _________________________
                                                  Name:

                                              (form for individual stockholders)

                                ____________ 2005

Confluence Acquisition Partners I, Inc.
12444 Powerscourt Drive
Suite 225
St. Louis, MO 63131

Dawson James Securities, Inc.
925 South Federal Highway, 6th Floor
Boca Raton, FL  33432

Roth Capital Partners, LLC
24 Corporate Plaza
Newport Beach, CA 92660

Re: Initial Public Offering

Gentlemen:

      The undersigned stockholder of Confluence Acquisition Partners I, Inc. (the "Company"), in consideration of Dawson James Securities, Inc. and Roth Capital Partners, LLC (the "Underwriters") entering into a letter of intent (the "Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

      1. Until a Business Combination is consummated by the Company, the undersigned will vote all Insider Shares owned by him either for or against the Business Combination as determined by the majority of the votes cast by the holders of the IPO Shares in connection with the vote by the Company's stockholders relating to the approval of any Business Combination.

      2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (the "Effective Date") of the registration statement (the "Registration Statement") relating to the IPO (or 24 months from the Effective Date under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable thereafter. The undersigned relinquishes and waives any and all rights he may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to any Insider Shares beneficially owned by him.

      3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination that involves a company which is directly or indirectly affiliated with any of the Company's officers or directors unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to the Underwriters that the Business Combination is fair to the then holders of the IPO Shares from a financial perspective.

      4. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive and will not accept, directly or indirectly, any compensation for services rendered to the Company prior to the consummation of a Business Combination by the Company; provided that, commencing on the Effective Date, Confluence Acquisition, LLC, a limited liability company ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, up to $7,500 per month, to compensate it for the Company's use of Related Party's offices, utilities and personnel. The undersigned shall also be entitled to reimbursement from the Company for his reasonable out-of-pocket expenses to the extent incurred upon the request of the Company in connection with seeking and consummating a Business Combination involving the Company.

      5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive or accept, directly or indirectly, a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination involving the Company.

      6. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer & Trust Company as escrow agent.

      7. The undersigned represents and warrants that:

            (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

            (b) he has never been convicted of or pleaded guilty to any crime
(i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and it is not currently a defendant in any such criminal proceeding; and

            (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

      8. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement.

      9. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to the Underwriters and their legal representatives or agents (including any investigative search firm retained by the Underwriters) any information they may have about my background and finances (the "Information"). Neither the Underwriters nor their agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

      10. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.

      11. As used herein,

                  (i) "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;

                  (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO;

                  (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and

                  (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                                  _________________________
                                                  Name:

                                                  (form for entity stockholders)

                                ____________ 2005

Confluence Acquisition Partners I, Inc.
12444 Powerscourt Drive
Suite 225
St. Louis, MO 63131

Dawson James Securities, Inc.
925 South Federal Highway, 6th Floor
Boca Raton, FL 33432

Roth Capital Partners, LLC
24 Corporate Plaza
Newport Beach, CA 92660

Re: Initial Public Offering

Gentlemen:

      The undersigned stockholder of Confluence Acquisition Partners I, Inc. (the "Company"), in consideration of Dawson James Securities, Inc. and Roth Capital Partners, LLC (the "Underwriters") entering into a letter of intent (the "Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

      1. Until a Business Combination is consummated by the Company, the undersigned will vote all Insider Shares beneficially owned by it either for or against the Business Combination as determined by the majority of the votes cast by the holders of the IPO Shares in connection with the vote by the Company's stockholders relating to the approval of any Business Combination.

      2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (the "Effective Date") of the registration statement (the "Registration Statement") relating to the IPO (or 24 months from the Effective Date under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within its power to cause the Company to liquidate as soon as reasonably practicable thereafter. The undersigned relinquishes and waives any and all rights it may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to any Insider Shares beneficially owned by it.

      3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination that involves a company which is directly or indirectly affiliated with any of the Company's officers or directors unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to the Underwriters that the Business Combination is fair to the then holders of the IPO Shares from a financial perspective.

      4. Neither the undersigned nor any affiliate of the undersigned will be entitled to receive and will not accept directly or indirectly, any compensation for services rendered to the Company prior to the consummation of a Business Combination by the Company; provided that, commencing on the Effective Date, Confluence Acquisition, LLC, a limited liability company ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, up to $7,500 per month, to compensate it for the Company's use of Related Party's offices, utilities and personnel. The undersigned shall also be entitled to reimbursement from the Company for its reasonable out-of-pocket expenses to the extent incurred upon the request of the Company in connection with seeking and consummating a Business Combination involving the Company.

      5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive or accept, directly or indirectly, a finder's fee or any other compensation in the event the undersigned, or any affiliate of the undersigned originates a Business Combination involving the Company.

      6. The undersigned will escrow its Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer & Trust Company as escrow agent.

      7. The undersigned has full right and power, without violating any agreement by which it is bound, to enter into this letter agreement.

      8. The undersigned authorizes any financial institution, or credit reporting agency to release to the Underwriters and their legal representatives or agents (including any investigative search firm retained by the Underwriters) any information they may have about its background and finances (the "Information"). Neither the Underwriters nor their agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

      9. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.

      10. As used herein,

                  (i) "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;

                  (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO;

                  (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and

                  (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                        Name of Entity: ________________________

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________


                                       10